SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 26, 2004


Commission File Number:       0-7914


                        BASIC EARTH SCIENCE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                                                              84-0592823
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(State or other jurisdiction                                    (I.R.S. Employer
of incorporation or organization)                         Identification Number)

1801 Broadway, Suite 620
Denver, Colorado                                                      80202-3835
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(Address of principal executive offices)                              (Zip Code)

                                 (303) 296-3076
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                   (Registrant telephone including area code)



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Item 8.0.1.  Other Events and Regulation FD Disclosure

On August 26, 2004 Basic Earth Science Systems, Inc. (the Company) reported that Legent Resources Corporation, its wholly-owned Canadian subsidiary, did not encounter a Devonian LeDuc reef that it was targeting and has suspended drilling operations on its Westerose 6-6-46-1W5 well in Alberta, Canada pending further evaluation. A copy of the Company's press release concerning these items is attached as Exhibit 99.1 hereto and is incorporated herein by this reference.

Item 9.0.1.  Exhibits

(C) Exhibits.

         Exhibit No.           Description
         -----------           -----------

         99.1                  Press Release dated August 26, 2004


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    BASIC EARTH SCIENCE SYSTEMS, INC.


Date:  August 26, 2004              By: /s/ Ray Singleton
                                            -----------------------------------
                                            Ray Singleton, President